UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7220

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2014, Zalicus Inc., on behalf of Zalicus Pharmaceuticals Ltd., (“Zalicus”), entered into an Exclusive License Agreement (the “License Agreement”) with AnaBios Corporation, Inc. (“AnaBios Corporation”), pursuant to which Zalicus will license to AnaBios Corporation its Sodium Channel Modulator program, including intellectual property and related pipeline assets (the “License”) in exchange for certain milestone and royalty payments.

Under the terms of the License Agreement, Zalicus will be eligible to receive payments of up to $17.2 million from AnaBios Corporation upon the occurrence of certain clinical and regulatory milestones. Pursuant to the License Agreement, Zalicus will also receive royalty payments of up to 12% of net sales on any future products derived from the License. The License Agreement contains customary representations and warranties by each party.

The foregoing description of the License and the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Zalicus or Epirus or the solicitation of any vote or approval. In connection with the proposed transaction with Epirus, Zalicus filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on May 8, 2014, which, as amended, was declared effective on June 6, 2014 (the “Registration Statement”). The joint proxy statement/prospectus of Zalicus and Epirus included in the Registration Statement was filed with the SEC under Rule 424(b)(3) of the Securities Act of 1933 on June 6, 2014 and mailed to Zalicus and Epirus security holders. Investors and security holders of Zalicus and Epirus are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety, because it contains important information about the proposed transaction.

Investors and security holders of Zalicus may obtain free copies of the definitive joint proxy statement/prospectus for the proposed merger and other documents filed with the SEC by Zalicus through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Zalicus may obtain free copies of the definitive joint proxy statement/prospectus for the proposed merger by contacting Zalicus, Attn: Justin Renz, jrenz@zalicus.com. Investors and security holders of Epirus may obtain free copies of the definitive joint proxy statement/prospectus for the merger by contacting Epirus, Attn: Edward Scott, escott@epirusbiopharma.com.

Zalicus and Epirus, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Zalicus and Epirus. Information regarding Zalicus’ directors and executive officers is contained in Zalicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 14, 2014 (as amended by Form 10-K/A which was filed with the SEC on April 30, 2014), the Registration Statement, and the definitive joint proxy statement/prospectus. Information regarding Zalicus’ directors and officers and a more complete description of the interests of Epirus’ directors and officers in the proposed transaction is available in the Registration Statement and the definitive joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Zalicus or its management, before or after the aforementioned merger, may identify forward-looking statements. Zalicus caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Further information on the factors and risks that could affect Zalicus’ business, financial conditions and results of operations are contained in Zalicus’ filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent the estimates of Zalicus as of the date hereof only, and Zalicus specifically disclaims any duty or obligation to update forward-looking statements.

Other risks and uncertainties are more fully described in Zalicus’ Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC, and in other filings that Zalicus makes and will make with the SEC in connection with the proposed transactions, including the joint proxy statement/prospectus described above under “Important Additional Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made herein speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 8.01. Other Events.

On June 18, 2014, Zalicus issued a press release announcing, among other things, the execution of the License Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.

By:	/s/ Justin A. Renz
	Name:	Justin A. Renz
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 18, 2014

Index to Exhibits

Exhibit No.	Description

10.1	Exclusive License Agreement, dated as of June 17, 2014, by and among Zalicus Pharmaceuticals Ltd., c/o Zalicus Inc. and AnaBios Corporation

99.1	Press release of Zalicus Inc. dated June 18, 2014.